UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 23, 2021 (August 18, 2021)

BlueLinx Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 953-7000

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

On August 19, 2021, BlueLinx Holdings Inc., a Delaware corporation (the “Company”), provided notice of its termination, effective September 2, 2021, of the Open Market Sale AgreementSM, dated as of October 28, 2020 (the “Sales Agreement”), by and between the Company and Jefferies LLC (“Jefferies”). As previously reported, pursuant to the terms of the Sales Agreement, the Company could offer and sell shares of its common stock, par value $0.01 per share, having aggregate offering sales proceeds of up to $50,000,000 (the “Shares”), through Jefferies. The Company is not subject to any termination penalties related to the termination of the Sales Agreement. Although the official termination of the Sales Agreement will take effect on September 2, 2021, the Company will not make any sales under the Sales Agreement. Prior to termination, the Company had not sold any Shares pursuant to the Sales Agreement.

On August 23, 2021, the Company issued a press release to announce the termination of the Sales Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

On August 23, 2021, the Company announced that its Board of Directors approved a stock repurchase program pursuant to which the Company may repurchase up to $25 million of its common stock (the “Repurchase Program”). Under the Repurchase Program, the Company may repurchase its common stock at any time or from time to time, without prior notice, subject to prevailing market conditions and other considerations. The Company’s repurchases may be made through a variety of methods, which may include open market purchases, privately negotiated transactions or pursuant to a trading plan that may be adopted in accordance with the Securities and Exchange Commission Rule 10b5-1.

On August 23, 2021, the Company issued a press release to announce the Repurchase Program. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

99.1	Press Release dated August 23, 2021.

99.2	Press Release dated August 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: August 23, 2021	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
Chief Administrative Officer, General Counsel, and Corporate Secretary